RUTH'S
HOSPITALITY GROUP

Now seafood is healthy for your pocketbook, too.
Mitchell's Fish Market

Summer. Steak. Friends. The ingredients to a perfect evening.
Ruth's Summer Classics
$39.95

Have we got a great catch for you.
Presenting Mitchell's Favorites, a 3-course meal for $19.95.
Mitchell's Fish Market

RUTH'S HOSPITALITY GROUP | RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

January 2010 Exhibit 99.1

Disclaimer
This presentation contains “forward-looking statements” that reflect, when made, the expectations of Ruth’s Hospitality
Group, Inc. ("Ruth's" or the “Company”) or beliefs concerning future events that involve risks and uncertainties. Forward-
looking statements frequently are identified by the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “will be,” “will continue,” “will likely result” or other similar words and phrases. Similarly, statements herein that describe the
Company’s objectives, plans or goals also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company’s forward-looking statements. Some of the factors that could cause actual results to differ include the risk factors identified in the reports the Company files with the Securities and Exchange
Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 28, 2008 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC’s website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation after the date hereof.
The Company has filed a registration statement (including a prospectus) with the SEC (File No. 333-160231) and intends to file a prospectus supplement with respect to its proposed common stock rights offering. Before you invest, you should read the prospectus and, when filed, the prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the rights offering.
In connection with the Company’s proposed private placement transaction, the Company has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement and to mail the definitive proxy statement to the
Company’s shareholders. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the private placement transaction. Information about the
Company’s directors and executive officers and their ownership of its securities will be set forth in the definitive proxy statement to be filed by the Company with the SEC.
When available, you may obtain the foregoing documents, including the prospectus supplement and the preliminary and definitive proxy statements, for free by visiting the SEC’s website at www.sec.gov. In addition, copies of the prospectus and prospectus supplement for the rights offering may be obtained, when available, from the information agent to be identified in the prospectus supplement. Investors should read the definitive proxy statement and the prospectus and prospectus supplement carefully before making any voting or investment decision because these documents will contain important information.

Positions Ruth’s as one of the best capitalized upscale steakhouse chains
Provides management with flexibility to operate the business for long-
term success
Provides approximately $50 million of available bank revolver capacity at attractive rates and a 5-year term
Increases capital expenditure baskets to enable the Company to take advantage of opportunistic growth opportunities
Brings in a successful, experienced restaurant investor, Bruckmann,
Rosser, Sherrill & Co. (“BRS”), whose representative will serve on the board
Allows current shareholders participating in the rights offering to limit their dilution and allows all shareholders, if the transaction closes, to benefit from the Company’s improved financial position
Rationale for Raising Additional Equity

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Transaction Details
Sale to BRS in a private placement of Series A 10% Convertible Preferred Stock for an aggregate purchase price of $25.0 million (the “Private Placement”)
– Private Placement is conditioned upon:
Completing a Common Stock rights offering raising at least $25.0 million in gross proceeds (the “Rights Offering”)
Obtaining shareholder consent for the Private Placement
– Private Placement conversion price will be set at a 15.0% premium to the Rights
Offering, with a minimum conversion price of $2.90 per share and a maximum conversion price of $3.25 per share
Conversion price subject to customary anti-dilution adjustments
– BRS will be entitled to designate or nominate one board member so long as they own at least 5.0% of total voting power of the common stock on an as converted basis
Company will conduct the Rights Offering, with gross proceeds of up to $35.0 million in cash assuming full participation
– The Rights will be transferable and will allow for over-subscription in certain circumstances
Net proceeds of the Private Placement and the Rights Offering will be used to repay debt outstanding under the Company’s revolving credit facility
A bank amendment providing covenant relief and extending the maturity of the
Company’s credit agreement will become effective upon meeting certain conditions, including obtaining at least $42.5 million in net proceeds from the Private Placement and the Rights Offering

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

The Company has structured a portion of the equity raise in the form of a Rights Offering in order to allow existing shareholders to participate in its recapitalization and to minimize their ownership dilution
Illustrative Ownership Analysis
(1)  Assumes that all of the Rights that are exercised are exercised by existing shareholders, all of whom exercise their Rights in full.

Illustrative Assumptions
Current Common Shares Outstanding (in millions) 24.163
Current Stock Price (1/8/2010) $2.77
Convertible Preferred Stock $25.0
Implied Conversion Price of Convertible Preferred Stock Investment $3.19
Common Shares Issuable upon Conversion of the Convertible Preferred Stock (in millions) 7.848
Illustrative Ownership Analysis
Minimum Rights Offering Proceeds ($ in millions) $25.0
Ownership and Participation
Participating Shareholders and Exercised Rights Percentage 71.4%
Non-participating Shareholders and Non-exercised Rights Percentage 28.6%
Post Transaction Ownership (As Converted Basis)
Participating Holders
(1)
64.1%
Ownership Dilution from Convertible Preferred Stock Issuance (7.4%)

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Sources of Funds Uses of Funds
BRS Investment 25.0 $             Revolver Paydown 45.5 $
Min. Rights Offering Proceeds 25.0 Estimated Fees & Expenses 4.5
Total Sources of Funds 50.0 $             Total Uses of Funds 50.0 $
Debt Capitalization as of FYE 2009
Actual
Leverage
Ratio
(1)
Pro Forma
(2)
Leverage
Ratio
(1)
Revolving Credit Facility 125.5 $           3.24x 80.0 $             2.07x
Total Debt 125.5 $           80.0 $
Source: Company filings.
(1) LTM 9/27/2009 Bank EBITDA of $38.7 million was used for the calculation of the actual and pro forma leverage ratio at FYE 2009, and was calculated in accordance with the terms of the Company's existing credit agreement. The debt balance used in the calculation of the actual and pro forma leverage ratio at FYE 2009 was the actual and pro forma debt balance at FYE 2009, and was calculated in accordance with the Company's existing credit agreement, as amended by the proposed bank amendment. For a reconciliation of Bank EBITDA, a non-GAAP financial measure, to net income, see
Appendix B.
(2) The pro forma debt balance gives effect to the application of the net proceeds from the Private Placement and Rights Offering to repay indebtedness under the credit facility assuming that the transactions had been completed at FYE 2009.
The proposed Private Placement and Rights Offering consist of a minimum $50.0 million equity raise, with net proceeds used to pay down a portion of the outstanding borrowings under the Company’s revolving credit facility
– The equity raise will consist of a $25.0 million private investment by BRS and a minimum $25.0 million Rights Offering
Pro Forma Transaction
In 2009, the Company reduced its outstanding debt by approximately $35.0 million
($ in millions)

Current Management Team Accomplishments
Hired new Chief Operating Officers (Kevin Toomy and Sam Tancredi)
Launched brand positioning study
Implemented initiatives to drive traffic and top-line sales
Generated labor and operating expense savings
Generated G&A expense reductions through re-aligning corporate support and restructuring field supervision
Established focus on generation of cash flow and reduction of balance sheet leverage
– Completed sale-leaseback transaction of 5 Company-owned
restaurants
– Sold corporate headquarters building
– Eliminated new Company-owned restaurant development

RUTH'S HOSPITALITY GROUP

RUTH'S HOSPITALITY GROUP | RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET

Company Overview 7

RUTH'S HOSPITALITY GROUP

RUTH'S HOSPITALITY GROUP | RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Ruth’s Hospitality Group Highlights
Iconic Upscale
Steakhouse
Brand
Broad
Demographic
Appeal
Strong
Restaurant Base
with Solid Unit
Economics
Highly
Experienced and
Committed
Management
Team
Premier Upscale-
casual Seafood
Concept
Stable Franchise
Base Generating
Consistent
Revenue Stream

Ruth’s Chris history
– 44+ years in business as segment leader
– 64 Company-owned and 66 franchisee-owned restaurants in 30 states
– 2008 / 2009 Recognition
Best Restaurant to Seal the Deal - Orlando Magazine
Best Steakhouse Runner-up, Best Place Special Occasion -
Sacramento Magazine
Best Overall, Best Steakhouse - Seminole Magazine
Best Food, Best Overall - Open Table Diner Choice,
Phoenix/Scottsdale
Best Steakhouse - VisitDetroit.com
92 Locations Awarded the Wine Spectator Award of Excellence
Best of the Best - Luxury Institute Survey
Ruth’s Chris Steak House Segment Overview

[redacted]

150
125
100
75
50
25
0
66
64
77
64
40
29
23
19
10
8
Ruth's Chris
Morton's
Fleming's
Capital Grille
Palm
Shula's
Sullivan's
Smith & Wollensky's
Del Frisco
Ruth's Chris Steak House Company-owned Locations
Ruth's Chris Steak House Franchisee-owned Locations

[redacted]

Largest Upscale Steakhouse
Restaurant Locations versus Competitors
Average Check Per Customer versus Competitors
$ 70 97 81 73 – 74 79 70 – 75 60 79 105
Source: Company filings, Wall Street research and Company presentations. Ruth’s Chris data as of year-end 2009.

130

Ruth’s Chris Steak House Footprint
HI
Company-owned Ruth’s Chris Steak House Locations
Franchisee-owned Ruth’s Chris Steak House Locations
International Locations:
Aruba
Calgary, Canada
Edmonton, Canada
Mississauga, Canada
Toronto, Canada
Hong Kong
Queensway, Hong Kong
Tokyo, Japan
Cabo San Lucas, Mexico
Cancun, Mexico
San Juan, Puerto Rico
Kaohsiung, Taiwan
Taichung, Taiwan
Taipei, Taiwan
Dubai, UAE

[redacted]

Special Occasion 54%
Business 19%
Normal 27%

[redacted]

80%
60%
40%
20%
0%
54%
46%
Male
Female

[redacted]

40%
30%
20%
10%
0%
26%
18%
23%
33%
18 - 34
35 - 44
45 - 54
55 +

Broad Appeal of Concept Purpose of Visit Appeals to Men and Women Appeals to Wide Age Demographic Source: Based on an independent survey conducted in 2007. 12

■

Seafood
12%
Meat
42%
Wine
16%
Other Alcoholic
Beverages
9%
Non-alcoholic
Beverages
3%
Appetizers /
Non-seafood
Sides / Dessert
18%

Attractive Sales Mix
Ruth’s Chris Steak
House’s higher
margin wine and
alcoholic beverage
sales have
remained stable
since 2008,
generating
approximately 25%
of revenues
Ruth’s Chris Steak House’s signature steaks, diverse accompaniments and extensive wine and liquor offerings drive guest appeal and generate an attractive sales mix
Source: Company data for LTM 9/27/2009.

RUTH'S CHRIS STEAK HOUSE

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET

Strong Franchise Positioning
Strength of franchise system
– 27 franchisees operating 51 domestic and 15 international locations in
21 states and 8 countries
– All franchisees are current on their royalty payments as of FYE 2009
– Recent growth
7 new franchised restaurants in 2008 and 6 new franchised
restaurants in 2009
International market expansion – Aruba 2008, Dubai 2009, San Juan
2009
– Business model with both Company-owned and franchisee-owned restaurants is unique in the upscale steakhouse segment
Provides approximately $10 – $12 million in aggregate annual royalty fees
Allows system growth without additional Company capital

Profile of Franchise System
First franchise opened in 1976 in Baton Rouge, LA
Unlevered franchise system provides stability and enables future growth
Allows for development in secondary and tertiary markets
Recurring, high margin revenue stream
Franchise
Breakdown Franchisees
Units Owned
by
Franchisees
% of
Franchised
Units
Average
Tenure
Single Unit 15 15 22.7% 14 years
2 – 3 Units 6 14 21.2% 14 years
4 – 8 Units 6 37 56.1% 17 years
Total 27 66 100.0%
Note:  Data as of year-end 2009.

Mitchell’s Fish Market 16

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Why Mitchell’s Fish Market
Expansion into the seafood segment was a logical move for Ruth’s
– For health and other reasons, fish consumption has increased in the
U.S., notably among higher-income households
– National chains are increasingly taking market share away from independent operators: the segment is consolidating
Core competencies are very similar to Ruth’s Chris:
– Corporate culture
– High quality menu
– Commitment to service
– Attractive unit level economics

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET

Mitchell’s Fish Market Segment Overview
Mitchell’s Fish Market
– Acquired by Ruth’s Hospitality Group in February 2008
– Celebrated 10 year anniversary in 2008
– 19 restaurants in 9 states
2009 Recognition
Best Seafood Best Seafood
Columbus Alive City Beat Cincinnati
Best Seafood Best Seafood / Best Fish Market
Metro Times Hour Detroit Magazine
Best Food Best Seafood Selection
Stamford Plus Magazine Tampa Bay Magazine

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Mitchell’s Fish Market Summary
Upscale-casual seafood restaurant
19 locations in 9 states
Menu offers over 80 dishes with
creative presentations and a focus on
always fresh
A specialized fish preparation room
ensures all fish is maintained at 36
o
F
until it is cooked
Average lunch check of approximately
$22.00, and average dinner check of
approximately $38.00
(1)
Recent menu changes, Fresh Bar
program and branding campaign have
improved same store sales and unit
volumes
Restaurant Highlights
Proven success in multiple markets
Seafood consumption tends to be higher
on the coasts, which are a relatively
untapped market for the Mitchell’s
concept
Seafood consumption as a whole has
been increasing; focus on freshest
possible seafood is a competitive
advantage
Popular concept appeals to developers,
providing access to prime locations
Economies of scale as restaurant base
increases
Potential for franchising
Growth Opportunities
(1) Mitchell’s Fish Market average lunch and dinner checks per the Company’s 2008 10-K.

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT AND BAR
FISH MARKET
FISH MARKET

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Mitchell’s Fish Market Atmosphere 20

[redacted]

700
200
150
100
50
0
691
152
93
27
19
Red Lobster
Bonefish Grill
McCormick & Schmick's
Chart House
Mitchell's Fish Market

[redacted]

Significant Expansion Opportunity
Restaurant Locations versus Competitors
Average Check Per Customer versus Competitors
$ 19 24 – 25 37 – 38 37 34
Source: Company filings, Wall Street research and Company presentations. Mitchell’s Fish Market data as of year-end 2009.

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Mitchell’s Fish Market Footprint Company-owned Mitchell’s Fish Market Locations 22

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Now seafood is healthy for your pocketbook, too.
Introducing MITCHELL'S FAVORITES, a 3-course meal for $19.95.
Featuring a salad, entrée and a personal dessert. Choose from three delicious entrées: Lobster & Shrimp Cakes, Shrimp & Scallop Mixed Grill, or Asian Salmon Duo.
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR
BIRMINGHAM 248.646.3663 • LIVONIA 734.464.3663
ROCHESTER HILLS 248.340.5900
WWW.MITCHELLSFISHMARKET.COM

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Mitchell’s Fish Market Business Update
Installed new leadership at the time of the
acquisition
Completed integration
Implementing new marketing initiatives
– Fixed price menu offerings
– Marketing spend of 2.5-3.5% of sales
Pursuing franchising opportunities
(1)Sales summary reflects year over year comparisons.
(2)Comparable Company Index is based on an equal weighted average of the same store sales of Bonefish Grill and McCormick & Schmick’s per their public SEC filings.
Sales Summary
(1)
Q3 09 Q4 09
Mitchell’s Fish Market -10.1% -2.6%
Comparable Company Index
(2)
-12.3% N/A

Financial Overview 24

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$405.8
$364.8
$304.2
$263.2
9.4%
9.7%
10.5%
11.1%
2008
LTM Q3 2009
2008 Q3 YTD
2009 Q3 YTD
Revenue
Adjusted EBITDA Margin (1)

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET

Financial Performance Overview
Despite pressure on the top-line, the Company has successfully increased its Adjusted EBITDA margin during the periods shown below
The Company has also exceeded its goals of generating free cash flow and paying down debt
Revenue and Adjusted EBITDA Margin Comparison
Free Cash Flow
(2)
and Debt Comparison
FCF $5.1 $20.8 ($3.7) $12.0
Debt $160.3 $148.5 $166.9 $148.5
(1) For a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net income, see Appendix B. Adjusted EBITDA has not been adjusted for severance payments, hurricane and relocation costs and other costs, cash write-offs of the Manhattan UN Facility and Mitchell's Fish Market pro forma
EBITDA prior to acquisition.
(2) Free Cash Flow represents net cash provided from operating activities minus acquisition of property and equipment. Data is as of period end. See
Appendix C for a reconciliation of Free Cash Flow to cash flows from operating activities.
($ in millions)

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Q3 2009 and Q3 2009 YTD Review
Food and Beverage Cost Improvement
– Primarily driven by favorable beef costs
Restaurant Operating Expense Improvement
– Execution of operations initiatives
Reduced Capital Expenditures
– Spent $0.5 million in Q3 2009, $3.3 million through Q3 2009 YTD
Stable Leverage Ratio
(1)
– At 3.92x at end of Q3 2009
Maximum leverage ratio under the credit agreement was 4.80x as of that date
EPS
– ($0.04) in Q3 2009 versus ($0.02) in Q3 2008
– $0.22
(2)
in Q3 2009 YTD versus $0.29 in Q3 2008 YTD
(1) Leverage ratio is defined as outstanding borrowings under the Company’s revolving credit facility and outstanding letters of credit at period end divided by LTM Bank
EBITDA (calculated in accordance with the terms of the credit agreement). Excluding the $3.2 million of outstanding letters of credit (as permitted under the terms of the proposed amendment to the credit agreement), the leverage ratio would have been 3.84x at 9/27/2009. For a reconciliation of LTM Bank EBITDA to net income, see
Appendix B.
(2) Q3 2009 YTD EPS included a one-time expense related to a loss on the disposal of property and equipment of $1.0 million due to the sale of the Company’s former home office land and building in Metairie, Louisiana, which represented a decrease in earnings of approximately $0.03 per share.

Performance on Key Company Initiatives
Cost Savings Initiatives
– Introduced staggered scheduling, changed menu and preparation process, achieved concessions on pricing, eliminated services and implemented internal programs for utilities
– Eliminated approximately 60 corporate positions by re-aligning corporate support and restructuring field supervision
– Established a new approval system for all capital and travel expenditures
– Reduced G&A expense by approximately $6.9 million during the first nine months of 2009 (versus prior year)
Focus on Cash Flow Generation and Balance Sheet Leverage Reduction
Menu and Marketing Strategy
– No 2009 Company development; total capital expenditures expected to be $5.0 to 6.0 million for 2009, down from $32.0 million in 2008
– Opened 6 new franchise locations during 2009
– Paid down approximately $35 million in debt in 2009
Includes $9.7 million debt paydown from net proceeds of recent sale of corporate headquarters building
– Capital expenditure
reduction:
– New franchise location
openings:
– Debt reduction:
– Introduced a Value menu, a Bistro menu, early week promotions and a private dining satellite program
– Labor and operating
expense savings:
– G&A expense
reductions:
– Initiatives to drive traffic
and top-line sales:

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Ruth’s Chris Steak House SSS Comparison
Comparable Sales FY 2008 Q1 09 Q2 09 Q3 09 Q4 09
Ruth’s Chris SSS -10.2% -18.6% -24.3% -23.9% -11.2%
Knapp Track
(1)
SSS -9.6% -19.0% -22.9% -20.6% -9.7%
Ruth’s SSS vs.
Knapp Track
(1)
SSS
-0.6% 0.4% -1.4% -3.3% -1.5%
(1) Upscale steak segment index, which includes Ruth’s Chris, Flemings, Smith & Wollensky, Sullivan’s, Del Frisco, Capital Grille, Three Forks, Cool River
and Silver Fox.
Ruth’s Chris Steak House Company-owned Comparable Restaurant
Sales
Traffic
Comparison
FY 2008 Q1 09 Q2 09 Q3 09 Q4 09
Ruth’s Traffic vs.
Knapp Track
(1)
Traffic
+0.7% +2.6% +0.7% -5.4% -4.5%
Ruth’s Chris Steak House Company-owned Comparable
Restaurant Traffic

$16.0
$12.0
$8.0
$4.0
$0.0
$12.4
$12.9
$12.7
$10.5
50
57
64
65
2006
2007
2008
LTM Q3 2009
Franchise Revenue

Continued interest in franchise ownership remains strong
– 6 new openings in 2009:
Greenville, SC
Dubai, UAE
St. Louis, MO
Durham, NC
Kennesaw, GA
San Juan, Puerto Rico – signed a two unit franchise development agreement
(the first restaurant opened in San Juan on November 23, 2009)
– Salt Lake City – new franchisee agreement signed
Stable Revenue Stream from Franchise System
Franchise Royalties and Restaurant Count
($ in millions)

(1) For a reconciliation of Adjusted EBITDA and Bank EBITDA to net income, see Appendix B.
(2) Bank EBITDA is Adjusted EBITDA, a non-GAAP financial measure, further adjusted to exclude severance payments, hurricane and relocation costs and other costs, cash write-offs of the Manhattan UN Facility and Mitchell's Fish Market pro forma EBITDA prior to acquisition, each of which are excluded pursuant to the terms of the Company’s credit agreement. For a reconciliation of Bank EBITDA to net income, see Appendix B.
(3) Excluding letters of credit in the amount of $3.2 million at the end of Q3 2008 and Q3 2009, the leverage ratio would have been 3.25x and 3.84x at the end of Q3 2008 and Q3 2009, respectively.
Fiscal Year Q3 2009 and Q3 2009 YTD Review
($ in millions)

Ruth's Hospitality Group's Year-to-Date Performance Comparison
Actual Actual Prior
Q3 2009 Q3 2009 YTD Q3 2008 YTD B(W)
Revenues
Total Restaurant Revenues $75.6 $253.8 $291.8 ($38.1)
Franchise and Other Revenues 2.2 9.5 12.4 (2.9)
Total Revenues $77.8 $263.2 $304.2 ($41.0)
Food and Beverage Costs 21.5 72.5 91.9 19.4
Restaurant Operating Expenses 43.4 139.3 147.1 7.8
Marketing 1.8 8.2 10.9 2.7
G&A 5.4 16.7 23.6 7.0
Depreciation 4.1 12.4 12.3 (0.1)
Pre-opening 0.0 0.0 2.5 2.4
Loss on Impairment 0.0 0.3 0.0 (0.3)
Restructuring Expenses 0.4 0.4 0.0 (0.4)
Loss on Disposal of Property and Equipment 0.1 1.0 0.1 (0.9)
Operating Income $1.0 $12.4 $15.8 ($3.4)
Adjusted EBITDA
(1)
$6.2 $29.2 $31.9 ($2.7)
LTM Bank EBITDA
(1) (2)
$38.7 $38.7 $51.4 ($12.7)
Debt $151.7 $151.7 $170.1 $18.4
Debt / LTM Bank EBITDA
(1) (2) (3)
3.92x 3.92x 3.31x (0.61x)

Financial Guidance
FY 2009 guidance provided to the Street (as of October 30, 2009)
– Comparable sales of high negative double digits
– Cost of sales of 28.5% – 29.5%
– Marketing spend of 3.0% – 3.3% of sales
– G&A expense of $22.5 – $24.0 million
– Tax rate of 17% – 20%
– Capital expenditures of $5 – $6 million for maintenance and remodels
Reported comparable store sales of -11.2% for Q4 2009 (vs. Q4 2008)

Appendix A 32

Rights Offering Size: Maximum gross proceeds of $35.0 million
Subscription Price: TBD
Current Shares Outstanding: 24,162,893 shares (including 484,000 shares of unvested restricted stock)
Securities Offered: Each Transferable Subscription Right will represent the right to purchase a number of shares of Common Stock to be determined subject to adjustments to eliminate fractional shares
Basic Subscription Privilege: Each Right will give shareholders of record the opportunity to purchase a number of shares of the Company’s Common Stock to be determined at the
Subscription Price
Over-Subscription Privilege: If a shareholder exercises its basic subscription privilege in full, it will also have an over-subscription privilege in certain circumstances
Transferability: The Rights will be transferable and are expected to be listed on NASDAQ
Key Closing Conditions: Raising at least $25.0 million in gross proceeds in the Rights Offering and obtaining shareholder approval for the Private Placement
Use of Proceeds: Net proceeds from the Rights Offering will be used to reduce the Company’s outstanding indebtedness under its revolving credit facility, which will reduce its future interest expense, increase its operating flexibility, provide covenant relief and extend the maturity of the indebtedness under its credit agreement until the earlier of the fifth anniversary of the effective date of the credit agreement amendment or February 15, 2015
Key Terms of Rights Offering

RUTH'S HOSPITALITY GROUP

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Key Terms of Private Placement
Aggregate face amount of $25.0 million of Series A 10.0% Convertible Preferred Stock
– Dividends payable quarterly in cash or, at the Company’s option, by PIK
Conversion price will be set at a 15.0% premium to the Rights Offering subscription price, with a minimum conversion price of $2.90 per share and a maximum conversion price of $3.25 per share
– Conversion price subject to customary anti-dilution adjustments in the future
Optional Company redemption right after 5 years
Company conversion right after 2 years if the stock price is equal to or greater than 225% of the then applicable conversion price for a period of 20 trading days over any 30 consecutive days
Mandatory redemption obligation after 7 years or upon a change of control event
BRS will be entitled to designate or nominate one board member so long as they own at least
5.0% of total voting power of the common stock on an as converted basis
The Private Placement will vote on an as converted basis and will be granted certain registration and information rights
Proceeds to be used to repay outstanding indebtedness under the Company’s revolving credit facility
Private Placement issuance conditioned upon:
– The Rights Offering raising at least $25.0 million in gross proceeds
– Obtaining shareholder consent for the Private Placement
The Company and BRS have various termination rights; closing is conditioned upon certain ownership and dilution thresholds after giving effect to the transactions

Existing Credit Agreement Terms Proposed Amended Terms
Facility: $175MM reducing Revolver ($5MM every 6 months commencing 12/31/09) $130MM Revolving Credit Facility
Maturity: February 2013 February 2015 or 5 Year Anniversary
Pricing:
Leverage Covenant: No covenants for one year. First covenant measurement date FYE2010
Incurrence test for revolver at 3.75x during FY2010
Covenants as follows (tested quarterly):
FYE2010 – 3.80x
FY2011 – 3.75x
FY2012 Q1 & Q2 – 3.60x
FY2012 Q3 & Q4 – 3.40x
FY2013 – 3.10x
FY2014 – 2.75x
Fixed Charge Covenant: 1.40x for Q1 09-Q4 2009
1.45x for Q1 10-Q2 2010
1.50x thereafter
No covenants for one year. First covenant measurement date FYE2010
Covenants as follows:
FY2010 through FY2014 - 1.35x
Minimum EBITDA Covenant: YTD adjusted EBITDA test through Q3 2009 at the following levels: $8.25MM in
Q1 2009, $17.0MM YTD Q2 2009, $24.0MM YTD Q3 2009
Thereafter, TTM EBITDA test of $33.5MM in Q4 2009, $34.0mm in Q1 2010,
$35.0MM in Q2 2010, $35.5MM in Q3 2010 & Q4 2010
No minimum EBITDA covenant
CapEx Limit $12.0MM for FY2009
$10.0MM for FY2010 and thereafter
Additional growth CapEx available subject to passing an incurrence test for two consecutive quarters for FY2010 and annually through maturity:
–
Leverage < 3.35x - $5.0MM
–
Leverage < 3.25x - $10.0MM
$12.0MM for FY2009
$12.5MM for FY2010 and thereafter
Additional growth CapEx available subject to passing an incurrence test for two consecutive quarters for FY2010 and annually through maturity:
–
Leverage < 3.25x - $7.5MM
–
Leverage < 3.00x - $12.5MM
–
Leverage < 2.50x - $17.5MM
Additional Baskets None No stock buy-back basket for FY2010; for FY2011-maturity: $25.0MM aggregate for stock buy-backs subject to pro-forma incurrence test of 3.0x leverage ratio and minimum $15MM Revolver availability
No acquisitions in FY2010, thereafter acquisitions governed by CapEx test
Closing Condition At least $42.5MM in net proceeds in the Private Placement and the Rights
Offering
Key Terms of Credit Agreement Amendment
Leverage
LIBOR
Margin (bps)
Base Rate
Margin (bps)
Commitment
Fee (bps)
>= 4.00x 500 375 50
>=3.50x<4.00x 425 300 50
>=3.00x<3.55x 375 250 37.5
<3.00x 325 200 37.5
Leverage
LIBOR
Margin (bps)
Base Rate
Margin (bps)
Commitment
Fee (bps)
>= 4.00x 425 300 50
>=3.25x<4.00x 350 225 50
>=2.50x<3.25x 300 175 37.5
<2.50x 250 125 37.5
Q1 Q2 Q3 Q4
2008 3.75x
2009 4.75x 4.80x 4.80x 4.50x
2010 4.25x 3.85x 3.50x 3.50x
3.5x thereafter through maturity

Appendix B EBITDA Reconciliation 36

RUTH'S HOSPITALITY GROUP

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Ruth's Hospitality Group EBITDA Reconciliation
FY 2008
Q3 2008
YTD
Q3 2009
YTD
Q3 2009
LTM
Net income (loss) ($53.9) $6.8 $5.1 ($55.5)
Interest expense 10.3 6.9 6.1 9.5
Provisions for taxes (27.5) 2.4 1.2 (28.7)
Depreciation expense 17.0 12.5 12.4 16.9
Non-cash write-offs or impairment of restaurant assets 88.5 0.1 1.9 90.2
Ongoing non-cash GAAP costs (stock-based compensation, bank fees and other) 3.7 3.2 2.6 3.1
Adjusted EBITDA $38.2 $31.9 $29.2 $35.4
Severance payments, hurricane and relocation costs and other 3.0 0.9 0.1 2.1
Cash write-offs of the Manhattan UN Facility 1.1 0.1 0.1 1.1
Mitchell's Fish Market pro forma EBITDA prior to acquisition 1.9 1.9 0.0 0.0
Bank EBITDA
(1)
$44.2 $34.9 $29.4 $38.7
Ruth's Hospitality Group EBITDA Reconciliation
(1) Calculated pursuant to the terms of the Company’s existing credit agreement.
($ in millions)

Ruth's Hospitality Group EBITDA Reconciliation
Adjusted EBITDA is a supplemental measure of the Company's performance that is not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). Adjusted EBITDA is not a measurement of the
Company's financial performance under GAAP and should not be considered as an alternative to revenue, net income
(loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of its liquidity. Adjusted EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization, and adjusted for non-cash write-offs or impairment of restaurant asset charges, stock based compensation and non-cash bank fees. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by them.
Management uses the Adjusted EBITDA measure to evaluate the Company's performance and to facilitate a comparison of operating performance on a consistent basis from period to period. The Adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the results as reported under
GAAP. This measure may not be comparable to similarly titled measures reported by other companies.
Adjusted EBITDA per the Company's credit agreement, which we refer to as Bank EBITDA, is a supplemental measure of the Company's performance that is not required by, or presented in accordance with, GAAP. Bank EBITDA is not a measurement of the Company's financial performance under GAAP and should not be considered as an alternative to revenue, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of its liquidity. Bank EBITDA is defined as Adjusted EBITDA, further adjusted for severance payments, hurricane and relocation costs and other costs, cash write-offs of the Company's
Manhattan UN Facility and Mitchell's Fish Market pro forma EBITDA prior to acquisition. Bank EBITDA is used by the
Company's creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to the Company's indebtedness.
The Bank EBITDA measure has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. This measure may not be comparable to similarly titled measures reported by other companies.

Appendix C FCF Reconciliation 39

RUTH'S HOSPITALITY GROUP

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Ruth's Hospitality Group FCF Reconciliation
($ in millions)
Source: Per Company filings.

Ruth's Hospitality Group FCF Reconciliation
FY 2008
Q3 2008
YTD
Q3 2009
YTD
Q3 2009
LTM
Cash flows from operating activities:
Net income ($53.9) $6.8 $5.1 ($55.5)
Depreciation and amortization 17.0 12.5 12.4 16.9
Deferred income taxes (29.5) (0.9) (0.2) (28.8)
Non- cash interest expense 0.3 0.2 0.9 1.0
Loss on sale or disposition of assets 0.5 0.1 1.0 1.4
Loss on impairment 81.3 0.0 0.3 81.6
Amortization of below market lease 0.2 0.0 0.1 0.3
Restructuring 8.9 0.0 0.4 9.3
Non- cash compensation expense 2.6 2.5 1.6 1.7
Changes in operating assets and liabilities:
Accounts receivables (1.5) (2.5) 5.2 6.2
Inventories 1.1 0.9 1.8 2.0
Prepaid expenses and other (0.6) (0.7) 0.3 0.4
Other assets 0.3 0.2 0.1 0.1
Accounts payable and accrued expenses 3.3 9.0 (4.3) (10.0)
Deferred revenue 1.7 (7.7) (8.6) 0.8
Deferred rent 4.8 4.9 0.4 0.3
Other liabilities 0.7 (0.0) (1.4) (0.6)
Net cash provided from operating activities $37.1 $25.2 $15.3 $27.2
Acquisition of property and equipment 32.0 28.9 3.3 6.4
Free Cash Flow $5.1 ($3.7) $12.0 $20.8